SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549nimmon

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of earliest event reported)

January 15, 2001

Key Production Company, Inc.
(Exact name of registrant as specified in its charter)


Delaware                   001-11769                 84-1089744
(State of incorporation) (Commission file number)  (IRS Employer
                                                   Identification No.)

707 Seventeenth Street, Suite 3300  Denver, Colorado        80202-3404
(Address of principal executive offices)                    (Zip Code)

303/295-3995
(Registrant's telephone number)

Not Applicable
(Former name and address)

 ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         (b) The Registrant engaged the accounting firm of KPMG LLP on January 15, 2001, as the principal accountant to audit the Registrant's financial statements. Neither the Registrant nor anyone acting on its behalf has previously consulted KPMG for any purpose that would be required to be disclosed in a Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 15, 2001         KEY PRODUCTION COMPANY, INC.

                               By:  /s/ Paul J. Korus
                                        Paul J. Korus
                                        Chief Financial Officer



                                     2